EXHIBIT 99.1

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[OXY LOGO]  NEWS RELEASE                        OCCIDENTAL PETROLEUM CORPORATION
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         10889 Wilshire Boulevard, Los Angeles, California 90024  (310) 208-8800

For Immediate Release: July 22, 2003

           OCCIDENTAL PETROLEUM ANNOUNCES SECOND QUARTER 2003 RESULTS
           ----------------------------------------------------------

     LOS ANGELES -- Occidental Petroleum Corporation (NYSE: OXY) announced net income for the second quarter 2003 of $374 million ($0.98 per share), compared with $240 million ($0.64 per share) for the second quarter 2002.
     In announcing the results, Dr. Ray R. Irani, chairman and chief executive officer, said, "Core earnings of $374 million, or $0.98 per share, were 55 percent higher than the $241 million, or $0.64 per share, the company earned in the second quarter of 2002. Higher oil and gas prices and record production of 544,000 barrels of oil equivalent per day resulted in a 51 percent increase in oil and gas earnings over last year's second quarter. Core earnings of $807 million, or $2.12 per share, for the first half of this year were more than double the $364 million, or $0.97 per share, the company earned in the comparable period last year."

                                   OIL AND GAS
                                   -----------
     Oil and gas segment and core earnings were $637 million for the second quarter 2003, compared with $421 million for the second quarter 2002. The improvement in the second quarter 2003 earnings reflected approximately $200 million from higher worldwide crude oil and natural gas prices, increased sales volumes and lower exploration expense. The second quarter 2003 also included $14 million in after-tax gains on asset sales; partially offset by higher operating costs.

                                    CHEMICALS
                                    ---------
     Chemical segment and core earnings were $43 million for the second quarter 2003, compared with $34 million for the second quarter 2002. The second quarter 2003 results reflected higher sales prices for PVC, chlorine and caustic; partially offset by higher energy and raw material costs and lower sales volumes. The second quarter 2003 included a $9-million asset-writedown charge and a $15 million severance charge.

                                      OTHER
                                      -----
     Occidental adopted FASB Interpretation No.46, Consolidation of Variable Interest Entities, during the second quarter 2003 and added $56 million to debt as a result of consolidating its OxyMar joint venture. The debt-to-capitalization ratio was 40 percent at June 30, 2003, the lowest level in over 20 years.

                               SIX-MONTHS RESULTS
                               ------------------
     For the first six months of 2003, net income was $699 million ($1.84 per share), compared with $265 million ($0.71 per share) for the first six months of 2002.
     Core earnings were $807 million for 2003 compared with $364 million for 2002. See the attached schedule for a reconciliation of net income to core earnings.

                                       -0-

Contacts: Lawrence P. Meriage (media)
          310-443-6562
          Kenneth J. Huffman (investors)
          212-603-8183
          For further analysis of Occidental's quarterly performance, please visit the web site: www.oxy.com


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


SUMMARY OF SEGMENT NET SALES AND EARNINGS
($ millions, except per-share amounts)

                                             Second Quarter              Six Months
                                        -------------------     -------------------
                                           2003        2002        2003        2002
===================================     =======     =======     =======     =======
SEGMENT NET SALES
   Oil and gas                          $ 1,440     $ 1,165     $ 2,993     $ 2,123
   Chemical                                 785         702       1,575       1,267
   Other                                     41          --          69          --
                                        -------     -------     -------     -------
   Net sales                            $ 2,266     $ 1,867     $ 4,637     $ 3,390
===================================     =======     =======     =======     =======

SEGMENT EARNINGS
  Oil and gas                           $   637     $   421     $ 1,364     $   727
  Chemical                                   43          34          78           3
                                        -------     -------     -------     -------
                                            680         455       1,442         730
UNALLOCATED CORPORATE ITEMS
  Interest expense, net (a)                 (53)        (66)       (177)       (122)
  Income taxes (b)                         (167)       (101)       (345)       (145)
  Trust preferred distributions
    & other                                 (11)        (12)        (22)        (23)
  Other (c)                                 (75)        (35)       (131)        (76)
                                        -------     -------     -------     -------

INCOME FROM CONTINUING OPERATIONS           374         241         767         364
  Discontinued operations, net               --          (1)         --          (4)
  Cumulative effect of changes in
    accounting principles, net (d)           --          --         (68)        (95)
                                        -------     -------     -------     -------
NET INCOME                              $   374     $   240     $   699     $   265
                                        =======     =======     =======     =======


BASIC EARNINGS PER COMMON SHARE
  Income from continuing operations     $  0.98     $  0.64     $  2.02     $  0.97
  Discontinued operations, net               --          --          --       (0.01)
  Cumulative effect of changes in
    accounting principles, net               --          --       (0.18)      (0.25)
                                        -------     -------     -------     -------
                                        $  0.98     $  0.64     $  1.84     $  0.71
                                        =======     =======     =======     =======

DILUTED EARNINGS PER COMMON SHARE
  Income from continuing operations     $  0.97     $  0.63     $  1.99     $  0.96
  Discontinued operations, net               --          --          --       (0.01)
  Cumulative effect of changes in
    accounting principles, net               --          --       (0.18)      (0.25)
                                        -------     -------     -------     -------
                                        $  0.97     $  0.63     $  1.81     $  0.70
                                        =======     =======     =======     =======

BASIC SHARES OUTSTANDING                  382.6       375.5       380.9       375.1
===================================     =======     =======     =======     =======

See footnotes on following page.


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


(a) The six months 2003 amount includes a $61 million interest charge to repay a $450-million 6.4-percent senior-notes issue that had ten years of remaining life, but was subject to remarketing on April 1, 2003. The second quarter and six-months 2002 amounts include $8 million and $22 million, respectively, of interest income on notes receivable from the Occidental Permian partners. The partnership exercised an option in May 2002 to redeem the sellers' remaining partnership interests in exchange for the outstanding balance on the notes.

(b) Excludes U.S. federal income tax charges and credits allocated to the segments and foreign taxes. Oil and gas segment earnings include charges of $8 million in the second quarter of 2003 and credits of $1 million in the second quarter of 2002. Chemical segment earnings include $4 million of credits in the second quarter of 2002.

     Oil and gas segment earnings for the six months 2003 and 2002 include charges of $7 million and credits of $1 million, respectively. Chemical segment earnings included credits of $8 million for the six months 2002.

(c) Includes preferred distributions to the Occidental Permian partners. The second quarter and six-months 2002 amounts include $5 million and $20 million, respectively. This is essentially offset by the interest income from the Occidental Permian partners discussed in (a) above. The partnership exercised an option in May 2002 to redeem the sellers' remaining partnership interests in exchange for the outstanding balance on the notes.

(d) Effective January 1, 2003, Occidental implemented SFAS No. 143 - "Accounting for Asset Retirement Obligations." Adoption of this new accounting standard resulted in a cumulative after-tax reduction in net income of $50 million. Also effective January 1, 2003, Occidental implemented the rescission of EITF 98-10, which precludes mark-to-market accounting for all energy-trading contracts that are not derivatives and fair-value accounting for inventories purchased from third parties. Adoption of this accounting change resulted in a cumulative after-tax reduction in net income of $18 million. Effective January 1, 2002, Occidental implemented SFAS No. 142 - "Goodwill and Other Intangible Assets." Adoption of this new accounting standard resulted in a cumulative after-tax reduction in net income of $95 million.

SUMMARY OF OPERATING STATISTICS

                                            Second Quarter              Six Months
                                       -------------------     -------------------
                                          2003        2002        2003        2002
==================================     =======     =======     =======     =======
NET OIL, GAS AND LIQUIDS
   PRODUCTION PER DAY

United States
  Crude Oil and Liquids (MBBL)
    California                              81          86          79          88
    Permian                                151         143         147         141
    Horn Mountain                           19          --          16          --
    Hugoton                                  3           3           4           3
                                       -------     -------     -------     -------
      Total                                254         232         246         232

  Natural Gas (MMCF)
    California                             252         290         257         298
    Hugoton                                143         150         143         154
    Permian                                131         125         125         127
    Horn Mountain                           15          --          10          --
                                       -------     -------     -------     -------
      Total                                541         565         535         579

Latin America
  Crude Oil (MBBL)
    Colombia                                36          42          37          39
    Ecuador                                 18          12          17          13
                                       -------     -------     -------     -------
      Total                                 54          54          54          52

Middle East and
  Other Eastern Hemisphere
  Crude Oil (MBBL)
    Oman                                    11          15          12          16
    Pakistan                                10           9          10           8
    Qatar                                   51          43          49          43
    Yemen                                   35          33          37          40
                                       -------     -------     -------     -------
      Total                                107         100         108         107

  Natural Gas (MMCF)
    Pakistan                                77          50          76          50


BARRELS OF OIL EQUIVALENT (MBOE)
Subtotal consolidated subsidiaries         518         489         510         496
Other interests
  Colombia-minority interest                (5)         (5)         (4)         (5)
  Russia-Occidental net interest            30          28          30          27
  Yemen-Occidental net interest              1          --           2          --
                                       -------     -------     -------     -------
Total worldwide production                 544         512         538         518
                                       =======     =======     =======     =======


CAPITAL EXPENDITURES (millions)        $   493     $   303     $   791     $   557
                                       =======     =======     =======     =======


DEPRECIATION, DEPLETION AND
 AMORTIZATION OF ASSETS (millions)     $   286     $   253     $   571     $   514
==================================     =======     =======     =======     =======


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


SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental's results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing, and amount. Therefore, management uses a measure called "core earnings", which excludes those items. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported earnings are considered representative of management's performance over the long term. Core earnings is not considered to be an alternative to operating income in accordance with generally accepted accounting principles.

The following table sets forth the core earnings and significant items affecting earnings for each operating segment and corporate:


                                                                   Second Quarter
                                      -------------------------------------------
($ millions)                             2003         EPS        2002         EPS
=================================     =======     =======     =======     =======
TOTAL REPORTED EARNINGS               $   374     $  0.98     $   240     $  0.64
                                      =======     =======     =======     =======
Oil and Gas
Segment Earnings                      $   637                 $   421
No significant items
  affecting earnings                       --                      --
                                      -------                 -------
Segment Core Earnings                     637                     421
                                      -------                 -------
Chemicals
Segment Earnings                           43                      34
No significant items
  affecting earnings                       --                      --
                                      -------                 -------
Segment Core Earnings                      43                      34
                                      -------                 -------
Corporate
Results                                  (306)                   (215)
Less:
    Discontinued operations, net*          --                      (1)
                                      -------                 -------
TOTAL CORE EARNINGS                   $   374     $  0.98     $   241     $  0.64
=================================     =======     =======     =======     =======

*These amounts are shown after tax.

                                                                       Six Months
                                     --------------------------------------------
($ millions)                             2003         EPS        2002         EPS
=================================     =======     =======     =======     =======
TOTAL REPORTED EARNINGS               $   699     $  1.84     $   265     $  0.71
                                      =======     =======     =======     =======

Oil and Gas
Segment Earnings                      $ 1,364                 $   727
No significant items
  affecting earnings                       --                      --
                                      -------                 -------
Segment Core Earnings                   1,364                     727
                                      -------                 -------
Chemicals
Segment Earnings                           78                       3
No significant items
  affecting earnings                       --                      --
                                      -------                 -------
Segment Core Earnings                      78                       3
                                      -------                 -------
Corporate
Results                                  (743)                   (465)
Less:
    Debt repayment charge                 (61)                     --
    Tax effect of pre-tax charge           21                      --
    Discontinued operations, net*          --                      (4)
    Changes in accounting
      principles, net*                    (68)                    (95)
                                      -------                 -------
TOTAL CORE EARNINGS                   $   807     $  2.12     $   364     $  0.97
=================================     =======     =======     =======     =======

*These amounts are shown after tax.

ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

                                           Second Quarter               Six Months
                                      -------------------      -------------------
($ millions)                             2003        2002         2003        2002
=================================     =======     =======      =======     =======
PRE-TAX INCOME / (EXPENSE)

Oil and Gas
  Gain on sale of GOM assets 1        $    14     $    --      $    14     $    --
  Exploration asset write-offs             --         (33)          --         (33)

Chemicals
  Reorganizations/severance               (15)         --          (15)        (14)
  Equistar equity results                  --          (4)          --         (40)
  Chlorine derivatives asset
    impairment                             (9)         --           (9)         --
Corporate
  Environmental remediation               (13)         --          (13)         --
  Equity earnings                         (15)         --          (38)         --

1 Net of tax.


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